UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.  )

☒	Filed by the Registrant	☐	Filed by a party other than the Registrant

CHECK THE APPROPRIATE BOX:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☒	Soliciting Material under §240.14a-12

CARMAX, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

PAYMENT OF FILING FEE (CHECK ALL BOXES THAT APPLY):

☒	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

On March 17, 2026, CarMax issued the following stakeholder letter.

To our associates, customers, and shareholders: This is my first week at CarMax, and I am incredibly excited to start this journey. I want to take a moment to introduce myself and share what I see ahead for this remarkable company that I have long admired and am proud to now lead. For more than 30 years, CarMax has transformed the way people buy and sell used cars and has earned something rare: the genuine trust of its customers. A customer- and associate-centric approach is part of my DNA as a leader, and I recognized it immediately as part of CarMax’s DNA, too. These are the qualities that attracted me to this team. CarMax has built something truly exceptional – a beloved brand, unmatched physical and digital infrastructure, and an award-winning, people-first culture. I am confident that we are poised to build on this strong foundation and capture the tremendous opportunity ahead of us. Before joining CarMax, I spent my career in hospitality, starting on the ground floor and holding a variety of roles before ultimately serving for six years as CEO of IHG Hotels & Resorts. I am proud to have stewarded industry-leading brands like InterContinental, Crowne Plaza, and Holiday Inn Express. On the surface, hotels and used cars might seem very different. But at their core, both succeed based on the same fundamental principles: the right product, at the right price, delivered in the right way. My time in hospitality was defined by placing the customer at the heart of every decision. Whether customers were seeking a luxury indulgence or an efficient, no-frills stay, we sought to make it effortless to find and book exactly what they wanted and then deliver a memorable experience every time. The stakes in car buying are even higher. Buying a car is one of the most significant purchases people make, and it is a carefully considered, complex purchase. Whether a customer is buying a vehicle to support a growing family or replacing a cherished vehicle that has reached the end of its road, there’s nothing better than the confidence they feel when they get it right. At CarMax, that’s what we set out to do every day – to turn one of life’s most stressful purchases into one of its most satisfying. Our industry has work to do to meet the needs of the modern consumer, and those who get it right will be well-positioned to win. CarMax is uniquely positioned to capture this opportunity, the scale of which is hard to overstate. The used car market is one of the largest consumer markets in America, and it remains highly fragmented, with no company holding more than single-digit market share. CarMax reaches 85 percent of the U.S. population, a footprint that positions us for tremendous growth. Beyond vehicle sales, there is also meaningful opportunity for growth in our financing and extended protection plan businesses.MESSAGE FROM KEITH BARR ON CARMAX’S NEXT CHAPTER

Putting the customer at the heart of our decision-making will be our path to tapping future growth. Through that lens, this is what we will prioritize: 1. Make CarMax the obvious choice. That means consistently delivering on the three things that matter most to customers when deciding where to buy or sell a car: a competitive price they trust is a genuinely fair deal; quick access to a large selection of high-quality vehicles; and an exceptional experience. 2. Use technology to help drive differentiated experiences. Technology will be key to improving our customers’ experience while making it easier for associates to serve them. We will further reduce digital friction in the buying and selling processes to more effectively deliver an experience that is simple, seamless, and personalized. A better digital experience will make us a more efficient and formidable competitor, fueling our profitable growth over time. Critically, the best digital journey must translate seamlessly when a customer walks through our doors – and we will ensure our associates are equipped to deliver for our customers every time. 3. Act with urgency and intention. We will change what is not working and double down on what is. We will be bold in our decision-making, hold ourselves accountable, and move with the speed this opportunity demands. These three priorities are where we begin, but I expect our work to evolve as I listen and learn. To our associates: Your hard work built this company, and it will guide us into our next chapter. I ask each of you to be open to change, stay focused on what is most important to our customers, and continue to live our values every day. To our customers: Buying a car is one of life’s biggest decisions, and we are honored every time you choose CarMax for that moment. We are committed to earning your trust through integrity, transparency, and an experience you deserve. To our shareholders: Our recent sales performance has not reflected our potential. When you look at the size of the opportunity in front of us, alongside our growth trends over the past several years, it’s clear that change is needed. To turn our performance around in this highly competitive environment, we will operate with a sense of urgency as we improve our customer offering, drive efficiencies, and strengthen our business model to drive the growth and returns this company is fully capable of delivering. We have a lot to look forward to. I am honored to be part of this team and energized by what we will accomplish together. With appreciation,Keith Barr Chief Executive Officer, CarMax2MESSAGE FROM KEITH BARR ON CARMAX’S NEXT CHAPTER

Forward-Looking Statements We caution readers that the statements contained in this communication that are not statements of historical fact, including statements about our future business plans, operations, challenges, opportunities or prospects, including without limitation any statements or factors regarding our preliminary financial outlook and results, expected succession matters, operating capacity, sales, inventory, market share, financial and operational targets and goals, revenue, margins, expenses, liquidity, loan originations, capital expenditures, share repurchase plans, debt obligations or earnings, are forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. You can identify these forward-looking statements by the use of words such as “anticipate,” “believe,” “could,” “enable,” “estimate,” “expect,” “focused on,” “intend,” “may,” “outlook,” “plan,” “positioned,” “predict,” “should,” “target,” “will” and other similar expressions, whether in the negative or affirmative. Such forward-looking statements are based upon management’s current knowledge, expectations and assumptions and involve risks and uncertainties that could cause actual results to differ materially from anticipated results. For details on factors that could affect expectations, see our Annual Report on Form 10-K for the fiscal year ended February 28, 2025, and our quarterly or current reports as filed with or furnished to the U.S. Securities and Exchange Commission. Our filings are publicly available on our investor information home page at investors. carmax.com. Requests for information may also be made to the Investor Relations Department by email to investor_relations@carmax.com or by calling (804) 747-0422 x7865. We undertake no obligation to update or revise any forward-looking statements after the date they are made, whether as a result of new information, future events or otherwise.Additional Information CarMax, Inc. (“CarMax”) plans to file a proxy statement and accompanying WHITE proxy card with the U.S. Securities and Exchange Commission (the “SEC”) in connection with its 2026 Annual Meeting of Shareholders (the “2026 Annual Meeting”) and its solicitation of proxies for CarMax’s director nominees and for other matters to be voted on. CarMax may also file other relevant documents with the SEC regarding its solicitation of proxies for the 2026 Annual Meeting. CARMAX SHAREHOLDERS ARE STRONGLY ENCOURAGED TO READ THE PROXY STATEMENT (AND ANY AMENDMENTS AND SUPPLEMENTS THERETO) AND ACCOMPANYING WHITE PROXY CARD AND ANY OTHER RELEVANT SOLICITATION MATERIALS WHEN THEY BECOME AVAILABLE AS THEY WILL CONTAIN IMPORTANT INFORMATION. Shareholders may obtain copies of the proxy statement, any amendments or supplements to the proxy statement and other documents (including the WHITE proxy card) as and when filed by CarMax with the SEC without charge from the SEC’s website at www.sec.gov. Copies of the documents filed by CarMax with the SEC also may be obtained free of charge at CarMax’s investor relations website at https:// investors.carmax.com/ir-home/default.aspx or upon written request sent to CarMax, Inc., 12800 Tuckahoe Creek Parkway, Richmond, Virginia 23238, Attention: Investor Relations Department.Certain Information Regarding Participants in the Solicitation CarMax, its directors, certain of its executive officers and employees may be deemed to be participants in connection with the solicitation of proxies from CarMax shareholders in connection with the matters to be considered at the 2026 Annual Meeting. Information regarding the names of such directors and executive officers and their respective interests in CarMax, by securities holdings or otherwise, is available in CarMax’s proxy statement for the 2025 annual meeting of shareholders, which was filed with the SEC on May 8, 2025 (the “2025 Proxy Statement”), including in the sections captioned “Compensation Discussion and Analysis,” “Director Compensation,” “Compensation Tables” and “CarMax Share Ownership,” in CarMax’s Annual Report on Form 10-K for the fiscal year ended February 28, 2025, filed with the SEC on April 11, 2025, and in CarMax’s Current Reports on Form 8-K filed with the SEC from time to time. To the extent that CarMax’s directors and executive officers have acquired or disposed of CarMax securities since the applicable “as of” date disclosed in the 2025 Proxy Statement, such changes have been or will be reflected on Initial Statements of Beneficial Ownership of Securities on Form 3 or Statements of Changes in Beneficial Ownership of Securities on Form 4 filed with the SEC, including: Form 4 filed by Peter J. Bensen on July 2, 2025; Form 4 filed by Sona Chawla on July 2, 2025; Form 4s filed by Thomas J. Folliard on July 2, 2025 and December 30, 2025; Form 4 filed by Shira Goodman on July 2, 2025; Form 4s filed by Mark F. O’Neil on July 2, 2025 and October 6, 2025; Form 4s filed by David W. McCreight on July 2, 2025 and December 30, 2025; Form 4 filed by Pietro Satriano on July 2, 2025; Form 4 filed by Marcella Shinder on July 2, 2025; Form 4s filed by Mitchell D. Steenrod on July 2, 2025 and October 3, 2025; and Form 4s filed by John M. Stuckey III on July 7, 2025 and July 9, 2025.3

Forward-Looking Statements

We caution readers that the statements contained in this communication that are not statements of historical fact, including statements about our future business plans, operations, challenges, opportunities or prospects, including without limitation any statements or factors regarding our preliminary financial outlook and results, expected succession matters, operating capacity, sales, inventory, market share, financial and operational targets and goals, revenue, margins, expenses, liquidity, loan originations, capital expenditures, share repurchase plans, debt obligations or earnings, are forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. You can identify these forward-looking statements by the use of words such as “anticipate,” “believe,” “could,” “enable,” “estimate,” “expect,” “focused on,” “intend,” “may,” “outlook,” “plan,” “positioned,” “predict,” “should,” “target,” “will” and other similar expressions, whether in the negative or affirmative. Such forward-looking statements are based upon management’s current knowledge, expectations and assumptions and involve risks and uncertainties that could cause actual results to differ materially from anticipated results.

For details on factors that could affect expectations, see our Annual Report on Form 10-K for the fiscal year ended February 28, 2025, and our quarterly or current reports as filed with or furnished to the U.S. Securities and Exchange Commission. Our filings are publicly available on our investor information home page at investors.carmax.com. Requests for information may also be made to the Investor Relations Department by email to investor_relations@carmax.com or by calling (804) 747-0422 x7865. We undertake no obligation to update or revise any forward-looking statements after the date they are made, whether as a result of new information, future events or otherwise.

Additional Information

CarMax, Inc. (“CarMax”) plans to file a proxy statement and accompanying WHITE proxy card with the U.S. Securities and Exchange Commission (the “SEC”) in connection with its 2026 Annual Meeting of Shareholders (the “2026 Annual Meeting”) and its solicitation of proxies for CarMax’s director nominees and for other matters to be voted on. CarMax may also file other relevant documents with the SEC regarding its solicitation of proxies for the 2026 Annual Meeting.  CARMAX SHAREHOLDERS ARE STRONGLY ENCOURAGED TO READ THE PROXY STATEMENT (AND ANY AMENDMENTS AND SUPPLEMENTS THERETO) AND ACCOMPANYING WHITE PROXY CARD AND ANY OTHER RELEVANT SOLICITATION MATERIALS WHEN THEY BECOME AVAILABLE AS THEY WILL CONTAIN IMPORTANT INFORMATION. Shareholders may obtain copies of the proxy statement, any amendments or supplements to the proxy statement and other documents (including the WHITE proxy card) as and when filed by CarMax with the SEC without charge from the SEC’s website at www.sec.gov. Copies of the documents filed by CarMax with the SEC also may be obtained free of charge at CarMax’s investor relations website at https://investors.carmax.com/ir-home/default.aspx or upon written request sent to CarMax, Inc., 12800 Tuckahoe Creek Parkway, Richmond, Virginia 23238, Attention: Investor Relations Department.

Certain Information Regarding Participants in the Solicitation

CarMax, its directors, certain of its executive officers and employees may be deemed to be participants in connection with the solicitation of proxies from CarMax shareholders in connection with the matters to be considered at the 2026 Annual Meeting. Information regarding the names of such directors and executive officers and their respective interests in CarMax, by securities holdings or otherwise, is available in CarMax’s proxy statement for the 2025 annual meeting of shareholders, which was filed with the SEC on May 8, 2025 (the “2025 Proxy Statement”), including in the sections captioned “Compensation Discussion and Analysis,” “Director Compensation,” “Compensation Tables” and “CarMax Share Ownership,” in CarMax’s Annual Report on Form 10-K for the fiscal year ended February 28, 2025, filed with the SEC on April 11, 2025, and in CarMax’s Current Reports on Form 8-K filed with the SEC from time to time. To the extent that CarMax’s directors and executive officers have acquired or disposed of CarMax securities since the applicable “as of” date disclosed in the 2025 Proxy Statement, such changes have been or will be reflected on Initial Statements of Beneficial Ownership of Securities on Form 3 or Statements of Changes in Beneficial Ownership of Securities on Form 4 filed with the SEC, including: Form 4 filed by Peter J. Bensen on July 2, 2025; Form 4 filed by Sona Chawla on July 2, 2025; Form 4s filed by Thomas J. Folliard on July 2, 2025 and December 30, 2025; Form 4 filed by Shira Goodman on July 2, 2025; Form 4s filed by Mark F. O’Neil on July 2, 2025 and October 6, 2025; Form 4s filed by David W. McCreight on July 2, 2025 and December 30, 2025; Form 4 filed by Pietro Satriano on July 2, 2025; Form 4 filed by Marcella Shinder on July 2, 2025; Form 4s filed by Mitchell D. Steenrod on July 2, 2025 and October 3, 2025; and Form 4s filed by John M. Stuckey III on July 7, 2025 and July 9, 2025.